UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

FGX INTERNATIONAL HOLDINGS LIMITED
(Exact name of Registrant as specified in its charter)

British Virgin Islands
(State or other jurisdiction of incorporation)

001-33760		98-0475043
(Commission File Number)		(IRS Employer Identification No.)

500 George Washington Highway Smithfield, Rhode Island 02917
(Address of principal executive offices, including zip code)

(401) 231-3800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 29, 2008, FGX International Holdings Limited (the “Company”) issued a press release announcing preliminary selected financial results for the second quarter and first six months of fiscal 2008. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.  Description

99.1   Press Release dated July 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FGX INTERNATIONAL HOLDINGS LIMITED
(Registrant)

July 29, 2008	By: /s/ Alec Taylor
Alec Taylor
Chief Executive Officer